PROSPECTUS
                              WRL SERIES FUND, INC.
                             GLOBAL SECTOR PORTFOLIO
                               US SECTOR PORTFOLIO
                            FOREIGN SECTOR PORTFOLIO
                                                               [MERIDIAN LOGO]
                               201 Highland Avenue
                              Largo, Florida 33770
                            Telephone: (800) 851-9777
    [WRL LOGO]                                                  [INVESCO LOGO]
                                 (813) 585-6565

   WRL Series Fund, Inc. (the "Fund") is a diversified, open-end management investment company consisting of separate series or investment portfolios. This Prospectus pertains only to the Global Sector, US Sector and Foreign Sector Portfolios of the Fund (collectively, the "Portfolios" and, individually, a "Portfolio").

   The investment objective of the Global Sector Portfolio is growth of capital. The Global Sector Portfolio seeks to achieve its objective by following an asset allocation strategy that shifts among a wide range of asset categories and within them, market sectors.

   The investment objective of the US Sector Portfolio is growth of capital. The US Sector Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 65% of its total assets in the equity securities of United States issuers.

   The investment objective of the Foreign Sector Portfolio is growth of capital. The Foreign Sector Portfolio seeks to achieve its objective by investing, under normal circumstances, at least 65% of its total assets in the equity securities of foreign issuers.

   Shares of the Fund are sold only to the separate accounts (the "Separate Accounts") of Western Reserve Life Assurance Co. of Ohio ("WRL"), PFL Life Insurance Company ("PFL"), and AUSA Life Insurance Company, Inc. ("AUSA") (WRL, PFL, and AUSA together, the "Life Companies") to fund the benefits under certain individual variable life insurance policies (the "Policies") and individual and group variable annuity contracts (the "Annuity Contracts"). The Life Companies are affiliates. The Separate Accounts, which may or may not be registered with the Securities and Exchange Commission, invest in shares of one or more of the Portfolios in accordance with the allocation instructions received from holders of the Policies and the Annuity Contracts (collectively, the "Policyholders"). Such allocation rights are further described in the prospectuses or disclosure documents for the Policies and the Annuity Contracts.

   WRL Investment Management, Inc. ("WRL Management"), Meridian Investment Management Corporation ("Meridian") and INVESCO Global Asset Management Limited ("INVESCO") serve as the investment adviser (the "Investment Adviser") and the co-sub-advisers (the "Co-Sub-Advisers"), respectively, to the Portfolios. See "The Investment Adviser" and "The Co-Sub-Advisers."

   This Prospectus sets forth concisely the information about the Portfolios that prospective investors ought to know before investing. Investors should read this Prospectus and retain it for future reference.

   Additional information about the Fund, the Portfolios and the other portfolios of the Fund has been filed with the Securities and Exchange Commission and is available upon request without charge by calling or writing the Fund. The Statement of Additional Information ("SAI") pertaining to the Portfolios bears the same date as this Prospectus and is incorporated by reference into this Prospectus in its entirety.

                      -------------------------------------

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, A BANK OR OTHER FINANCIAL INSTITUTION, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                        Prospectus Dated January 1, 1997

1 Registered service mark of INVESCO PLC.

                              WRL SERIES FUND, INC.

                             GLOBAL SECTOR PORTFOLIO
                               US SECTOR PORTFOLIO
                            FOREIGN SECTOR PORTFOLIO

                               201 Highland Avenue
                                 Largo, FL 33770
                          Telephone: (813) 585-6565
                                     (800) 851-9777


                                TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
The Global Sector Portfolio, US Sector Portfolio
  and Foreign Sector Portfolio and the Fund ............................    2
Management of the Fund .................................................    7
Dividends and Other Distributions ......................................   10
Taxes ..................................................................   10
Purchase and Redemption of Shares ......................................   10
Valuation of Shares ....................................................   10
The Fund and Its Shares ................................................   10
Performance Information ................................................   11
General Information ....................................................   12

                              FINANCIAL HIGHLIGHTS

   The information contained in the tables below for a share of capital stock outstanding of the Global Sector, US Sector and Foreign Sector Portfolios, respectively, for the period May 1, 1996 (commencement of operations) through August 31, 1996, is based on each Portfolio's unaudited financial statements included in the Statement of Additional Information. A copy of the Statement of Additional Information and Annual Report may be obtained without charge upon request.


                             GLOBAL SECTOR PORTFOLIO


                                                     PERIOD FROM
                                                      5/1/96 TO
                                                       8/31/96*
                                                     -----------
                                                     (UNAUDITED)
Net asset value, beginning of period .............     $ 10.00
Income From Operations:
 Net investment income (loss) ....................         .07
 Net realized and unrealized gain (loss)
   on investments ................................        (.17)
                                                       -------
  Total from investment operations ...............        (.10)
                                                       -------
Distributions:
 Dividends from net investment income ............        (.00)
 Distributions from net realized gains
   on investments ................................        (.00)
                                                       -------
  Total distributions ............................        (.00)
                                                       -------
Net asset value, end of period ...................     $  9.90
                                                       =======
Total return**....................................       (1.01%)
Ratios and Supplemental Data:
 Net assets at end of period
   (in thousands) ................................     $ 3,301
 Ratio of expenses to average net assets  ........        1.10%
 Ratio of net investment income (loss) to average
   net assets ....................................        1.74%
 Ratio of commissions paid to number
   of shares .....................................        3.43%
 Portfolio Turnover Rate .........................       10.57%

-----------
*  The inception of this Portfolio was May 1, 1996.
** The total return shown for 1996 is for the four month period ended August 31, 1996, and is not annualized. The total return of the Portfolio reflects the advisory fee and all other Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges against the corresponding sub-accounts or the charges and deductions under the applicable Annuity contract; including these charges would reduce total return figures for all periods shown.

                               US SECTOR PORTFOLIO


                                                     PERIOD FROM
                                                      5/1/96 TO
                                                       8/31/96*
                                                    -------------
                                                     (UNAUDITED)
Net asset value, beginning of period .............   $ 10.00
Income From Operations:
 Net investment income (loss) ....................       .01
 Net realized and unrealized gain (loss)
   on investments ................................      (.38)
                                                     -------
  Total from investment operations ...............      (.37)
                                                     -------
Distributions:
 Dividends from net investment income ............      (.00)
 Distributions from net realized gains
   on investments ................................      (.00)
                                                     -------
  Total distributions ............................      (.00)
                                                     -------
Net asset value, end of period ...................   $  9.63
                                                     =======
Total return**....................................     (3.74%)
Ratios and Supplemental Data:
 Net assets at end of period (in thousands)  .....   $   611
 Ratio of expenses to average net assets  ........      1.23%
 Ratio of net investment income (loss) to average
   net assets ....................................       .24%
 Ratio of commissions paid to number
   of shares .....................................      5.97%
 Portfolio Turnover Rate .........................     37.17%

------------
*  The inception of this Portfolio was May 1, 1996.
** The total return shown for 1996 is for the four month period ended August 31, 1996, and is not annualized. The total return of the Portfolio reflects the advisory fee and all other Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges against the corresponding sub-accounts or the charges and deductions under the applicable Annuity contract; including these charges would reduce total return figures for all periods shown.


                           FOREIGN SECTOR PORTFOLIO


                                                     PERIOD FROM
                                                      5/1/96 TO
                                                       8/31/96*
                                                    -------------
                                                     (UNAUDITED)
Net asset value, beginning of period .............      $10.00
Income From Operations:
 Net investment income (loss) ....................         .03
 Net realized and unrealized gain (loss)
   on investments ................................         .09
                                                        ------
  Total from investment operations ...............         .12
                                                        ------
Distributions:
 Dividends from net investment income ............        (.00)
 Distributions from net realized gains on
   investments ...................................        (.00)
                                                        ------
  Total distributions ............................        (.00)
                                                        ------
Net asset value, end of period ...................      $10.12
                                                        ======
Total return**....................................        1.25%
Ratios and Supplemental Data:
 Net assets at end of period (in thousands)  .....      $1,053
 Ratio of expenses to average net assets  ........       1.28%
 Ratio of net investment income (loss) to average
   net assets ....................................       0.95%
 Ratio of commissions paid to number of shares  ..       4.68%
 Portfolio Turnover Rate .........................       2.52%

-----------
*  The inception of this Portfolio was May 1, 1996.
** The total return shown for 1996 is for the four month period ended August 31, 1996, and is not annualized. The total return of the Portfolio reflects the advisory fee and all other Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges against the corresponding sub-accounts or the charges and deductions under the applicable Annuity contract; including these charges would reduce total return figures for all periods shown.

 THE GLOBAL SECTOR PORTFOLIO, US SECTOR PORTFOLIO AND FOREIGN SECTOR PORTFOLIO
                                  AND THE FUND

   The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Portfolios are series of the Fund. The Fund consists of several series, or separate investment portfolios, which offer shares for investment by the Separate Accounts. This Prospectus describes only the Portfolios.

   A particular portfolio of the Fund may not be available under the Policy or Annuity Contract you have chosen or may not be available in your state due to certain state insurance law considerations. The prospectus or disclosure document for the particular Policy or Annuity Contract you have chosen will indicate the portfolios which are generally available under the applicable Policy or Annuity Contract and should be read in conjunction with this Prospectus.

   There can be, of course, no assurance that the Portfolios will achieve their investment objectives. The Portfolios' investment objectives and, unless otherwise noted, their investment policies and techniques, may be changed by the Board of Directors of the Fund without shareholder or Policyholder approval. A change in the investment objectives or policies of the Portfolios may result in the Portfolios having investment objectives or policies different from those which a Policyholder deemed appropriate at the time of investment.

INVESTMENT OBJECTIVES AND POLICIES

GLOBAL SECTOR PORTFOLIO

   The investment objective of the Global Sector Portfolio is growth of capital.

   The Portfolio seeks to achieve this objective by following an asset allocation strategy that shifts among a wide range of asset categories and within them, market sectors. The Portfolio will invest in the following asset categories: equity securities of domestic and foreign issuers, including common stocks, preferred stocks, convertible securities and warrants; debt securities of domestic and foreign issuers, including mortgage-related and other asset-backed securities and securities rated below investment grade; exchange-traded or over-the-counter real estate investment trusts (REITS); equity securities of companies involved in the exploration, mining, processing, or dealing or investing in gold ("gold stocks"); gold bullion; and domestic money market instruments. Market sectors within the asset categories include the industry, country or bond markets available for investment. See "Certain Portfolio Policies and Techniques," page 3 and "Risk Factors," page 6 for a discussion of the additional risks associated with investments in foreign securities, lower-rated debt securities, REITs, gold stocks and gold bullion.

   Under normal circumstances, the Portfolio will invest at least 65% of its total assets in securities of issuers domiciled in at least three countries, one of which may be the United States, although the Co-Sub-Advisers expect the Portfolio's investments to be allocated among a larger number of countries. The percentage of the Portfolio's assets invested in securities of U.S. issuers normally will be higher than that invested in securities of issuers domiciled in any other single country. However, it is possible that at times the Portfolio may have 65% or more (but not more than 80%) of its total assets invested in foreign securities.

   The Portfolio is not required to maintain a portion of its assets in each of the permitted asset categories. The Portfolio, however, under normal circumstances, will maintain a minimum of 20% of its total assets in equity securities and 10% in debt securities. The Portfolio may, however, invest up to 100% of its total assets in equity securities and up to 70% in debt securities. For temporary defensive purposes, during times of unusual market conditions, the Portfolio may invest 100% of its assets in short-term securities. (See Appendix B in the SAI for a detailed description of these instruments.) The Portfolio will not invest more than 20% of its total assets in gold stocks. The Portfolio will not invest more than 25% of its total assets in the securities of any single country, other than the United States, or in securities of issuers in any one industry. In accordance with the requirements of current California insurance regulations, the Portfolio will have no more than 20% of its net assets invested in securities of issuers located in any one foreign country, but may have an additional 5% of its net assets invested in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom or West Germany. If California's insurance regulations are changed at some future time to permit a larger percentage of the Portfolio's net assets to be invested in a single foreign country, the Portfolio may invest more of its net assets in a single foreign country, in accordance with the Portfolio's investment objective and investment restrictions. Meridian determines the allocation of the Portfolio's assets among the asset categories described above based on proprietary quantitative research.

   After asset allocations and relative portfolio weightings of such allocations have been designated by Meridian, INVESCO will select the specific securities within each asset allocation category and market sector therein in which the Portfolio will invest. See "Certain Portfolio Policies and Techniques," page 3.

US SECTOR PORTFOLIO

   The investment objective of the US Sector Portfolio is growth of capital.

   Under normal circumstances, the Portfolio will invest at least 65% of its total assets in the equity securities of United States issuers. Equity investments are first selected based on industry attractiveness. In attempting to determine industry attractiveness, Meridian uses its proprietary valuation model to analyze approximately 1,200 domestic stocks based on the following factors: historical and estimated future earnings; long-term earnings growth projections; risk; current and future interest rate conditions; and current price. Meridian then groups stocks into approximately 71 industry classifications in order to determine those industries Meridian deems to be attractive relative to other industries. The Portfolio, under normal market conditions, will invest in securities of 10 to 20 industries that are deemed to be attractive based on Meridian's quantitative research. The Portfolio will not invest more than 25% of its total assets in any one industry.

   After industry selections and relative portfolio weightings of such industries have been designated by Meridian, INVESCO will select the specific securities within each industry in which the Portfolio will invest. See "Certain Portfolio Policies and Techniques," page 3. The Portfolio may invest up to 25% of its total assets, measured at the time of purchase, in foreign securities. Industry definitions will be coordinated between the Co-Sub-Advisers. INVESCO will select securities primarily in companies principally engaged in business in the industries designated for investment by Meridian. A particular company will be deemed by INVESCO to be principally engaged in business in the industry designated for investment by Meridian if, in the determination of INVESCO, more than 50% of its gross income or net sales is derived from activities in such industry or more than 50% of its assets are dedicated to the production of revenues from such industry. In circumstances where, based on available financial information, a question exists whether a company meets one of these standards, the Portfolio may invest in the securities of such a company only if INVESCO determines, after review of information describing the company and its business activities, that the company's primary business is within the industry.

FOREIGN SECTOR PORTFOLIO

   The investment objective of the Foreign Sector Portfolio is growth of capital.

   Under normal circumstances, the Portfolio will invest at least 65% (but may invest up to 100%) of its total assets in the equity securities of foreign issuers. Investments are first selected based on country attractiveness. In attempting to determine country attractiveness, Meridian uses its proprietary valuation model to analyze approximately 800 foreign and U.S. stocks based on the following factors: historical and estimated future earnings; long-term earnings growth projections; risk; current and future interest rate condition; and current price. Meridian groups stocks into approximately 24 country classifications, in order to determine which countries are deemed to be attractive relative to other countries. The Portfolio, under normal conditions, will invest in securities of issuers in 6 to 14 countries that Meridian deems to be attractive based on Meridian's quantitative research.

   After country selections and relative portfolio weightings for issuers of each country in which the Portfolio will invest have been designated by Meridian, INVESCO will select the specific securities within each country. See "Certain Portfolio Policies and Techniques," below. The Portfolio will not invest more than 25% of its total assets in securities of issuers of any one country (with the exception of Japan; total assets invested in securities of Japanese issuers may be up to 65%). In accordance with the requirements of current California insurance regulations, the Portfolio will have no more than 20% of its net assets invested in securities of issuers located in any one foreign country, but may have an additional 5% of its net assets invested in securities of issuers located in any one foreign country, but may have an additional 5% of its net assets invested in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom or West Germany. If California's insurance regulations are changed at some future time to permit a larger percentage of the Portfolio's net assets to be invested in a single foreign country, the Portfolio may invest more of its net assets in a single foreign country, in accordance with the Portfolio's investment objective and investment restrictions. INVESCO will invest the Portfolio's assets primarily in securities of companies principally engaged in business within the countries designated for investment by Meridian. A foreign issuer is a company that, in the opinion of INVESCO, has one or more of the following characteristics: (i) its principal securities trading market is in a foreign country; (ii) the company derives 50% or more of its annual revenue from either goods produced, sales made or services performed in foreign countries; or (iii) the company is organized under the laws of, or has its principal office in, a foreign country. INVESCO will base its determination of whether a company will be deemed to be a foreign issuer on publicly available information or inquiries made to the company.

CERTAIN PORTFOLIO POLICIES AND TECHNIQUES

   Each Portfolio's investment in stocks, bonds and cash securities may vary from time to time, depending upon Meridian's assessment of business, economic and market conditions. In periods of abnormal economic and market conditions, as determined by Meridian, the Portfolios may depart from their basic investment objectives and assume a temporary defensive position, with up to 100% of their assets invested in U.S. government and agency securities, investment grade corporate bonds or cash securities such as domestic certificates of deposit and bankers' acceptances, repurchase agreements and commercial paper. (See Appendix B in the SAI for a description of these securities.) The Portfolios reserve the right to hold equity, debt and cash securities in whatever proportion is deemed desirable at any time for defensive purposes. While a Portfolio is in a defensive position, the opportunity to achieve capital growth will be limited; however, the ability to maintain a defensive position enables the Portfolios to seek to avoid capital losses during market downturns. Under normal market conditions, the Portfolios do not expect to have a substantial portion of their assets invested in cash securities.

   EQUITY SECURITIES (ALL PORTFOLIOS). Each Portfolio may invest in equity securities (common stocks and, to a lesser degree, preferred stocks and securities convertible into common stocks, such as rights, warrants and convertible debt securities). In selecting the equity securities in which the Portfolios invest, INVESCO attempts to identify companies that have demonstrated or, in INVESCO's opinion, are likely to demonstrate in the future, strong earnings growth relative to other companies in the same industry or country. The dividend payment records of companies are also considered.

Equity securities may be issued by either established, well-capitalized companies or newly-formed, small-cap companies, and may trade on regional or national stock exchanges or in the over-the-counter market. The risks of investing in small capitalization companies are discussed on page 6 under "Risk Factors - Small Capitalization Companies."

   DEBT SECURITIES (ALL PORTFOLIOS). Consistent with their investment objectives, the Portfolios also may invest in debt securities (corporate bonds, commercial paper, debt securities issued by the U.S. government, its agencies and instrumentalities, or foreign governments, asset-backed securities and zero coupon bonds). Each Portfolio may invest no more than 15% of its total assets in debt securities that are rated below BBB by Standard & Poor's or Baa by Moody's Investors Service, Inc. ("Moody's") or, if unrated, are judged by INVESCO to be of equivalent quality to debt securities having such ratings (commonly referred to as "junk bonds"). In no event will a Portfolio ever invest in a debt security rated below CCC by Standard & Poor's or Caa by Moody's. The risks of investing in lower rated debt securities are discussed on page 6 under "Risk Factors - Equity and Debt Securities."


   The Portfolios may hold certain cash and cash equivalent securities as cash reserves ("cash securities"), as described above.


   CONVERTIBLE SECURITIES (ALL PORTFOLIOS). Each Portfolio may invest in convertible securities. Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible debt securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk of declines in market value than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. For additional information regarding convertible securities, see the SAI.

   FOREIGN SECURITIES (ALL PORTFOLIOS). Consistent with their investment objectives, the Portfolios may invest in foreign securities. Foreign securities may also be purchased by means of American Depositary Receipts ("ADRs"). ADRs that may be purchased by a Portfolio are receipts, typically issued by a U.S. bank or trust company, evidencing ownership of the underlying foreign equity securities. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. ADRs may be issued in sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded in the form of ADRs; in unsponsored programs, the issuer may not be directly involved in the creation of the program. Investments in foreign securities involve certain risks that are not associated with investments in domestic issuers. These risks are discussed on page 6 under "Risk Factors."

   FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS (ALL PORTFOLIOS). In order to hedge their portfolios, the Portfolios may purchase and write options on securities (including index options and options on foreign securities), and may invest in futures contracts for the purchase or sale of debt securities and instruments based on financial indices (collectively, "futures contracts"), options on futures contracts and interest rate swaps and swap-related products. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating rate payments for fixed rate payments. These practices and securities and their risks are discussed on page 6 under "Risk Factors" and in the SAI.

   FORWARD FOREIGN CURRENCY CONTRACTS (ALL PORTFOLIOS). Each Portfolio may enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities or during the time the Portfolio holds foreign securities. A forward contract, which is also included in the types of instruments commonly known as derivatives, is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. A Portfolio will not enter into a forward contract for a term of more than one year or for purposes of speculation. Investors should be aware that hedging against a decline in the value of a currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions preclude the opportunity for gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to a Portfolio's limitation on investing in illiquid securities, discussed on page 4. For additional information regarding forward contracts, see the SAI.


   WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES (ALL PORTFOLIOS). Each Portfolio may make commitments to purchase or sell equity or debt securities on a when-issued or delayed delivery basis (i.e., securities may be purchased or sold by the Portfolio with settlement taking place in the future, often a month or more later). The payment obligation and, in the case of debt securities, the interest rate that will be received on the securities, generally are fixed at the time the Portfolio enters into the commitment. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. At the time of settlement, the market value of the security may be more or less than the purchase price, and the Portfolio bears the risk of such market value fluctuations. Each Portfolio maintains in a segregated account cash, U.S. government securities, or other high-grade debt obligations readily convertible into cash having an aggregate value at least equal to the amount of such purchase commitments.

   REPURCHASE AGREEMENTS (ALL PORTFOLIOS). Investments in short-term securities may include repurchase agreements. Each Portfolio may enter into repurchase agreements with respect to debt instruments eligible for investment by the Portfolio. These agreements are entered into with member banks of the Federal Reserve System, registered broker-dealers, and registered government securities dealers, which are deemed creditworthy. A repurchase agreement is a means of investing monies for a short period. In a repurchase agreement, which may be considered a loan under the 1940 Act, the Portfolio acquires a debt instrument (generally a security issued by the U.S. government or an agency thereof, a bankers' acceptance, or a certificate of deposit) subject to resale to the seller at an agreed upon price and date (normally, the next business day). In the event that the original seller defaults on its obligation to repurchase the security, the Portfolio could incur costs or delays in seeking to sell such a security. To minimize risk, the securities underlying each repurchase agreement will be maintained with the Portfolio's custodian in an amount at least equal to the repurchase price under the agreement (including accrued interest), and such agreements will be effected only with parties that meet certain creditworthiness standards established by the Fund's Board of Directors. A Portfolio will not enter into a repurchase agreement maturing in more than seven days if as a result more than 15% of its net assets would be invested in such repurchase agreements and other illiquid securities. The Portfolios have not adopted any limit on the amount of their net assets that may be invested in repurchase agreements maturing in seven days or less.

   ILLIQUID AND RULE 144A SECURITIES (ALL PORTFOLIOS). Each Portfolio is authorized to invest in securities that are considered illiquid because of the absence of a readily available market or due to legal or contractual restrictions on resale. However, a Portfolio will not purchase any such security if the purchase would cause the Portfolio to invest more than 15% of its net assets in illiquid securities. Repurchase agreements maturing in more than seven days will be considered as illiquid for purposes of this restriction. Investments in illiquid securities involve certain risks to the extent that a Portfolio may be unable to dispose of such securities at the time desired or at a reasonable price. In addition, in order to resell a restricted security, a Portfolio might have to bear the expense and incur the delays associated with effecting a registration required in order to qualify for resale.

   Certain restricted securities that are not registered for sale to the general public, but that can be resold to dealers or institutional investors ("Rule 144A Securities"), may be purchased without regard to the foregoing limitation if a liquid institutional trading market exists. The liquidity of a Portfolio's investments in Rule 144A Securities could be impaired if dealers or institutional investors become uninterested in purchasing these securities. The Fund's Board of Directors has delegated to the Co-Sub-Advisers the authority to determine the liquidity of Rule 144A Securities pursuant to guidelines approved by the Board. For more information concerning Rule 144A Securities, see the SAI.


   GOLD STOCKS AND GOLD BULLION (ALL PORTFOLIOS). Due to monetary and political policies on a national and international level, the price of gold is subject to substantial fluctuations, which will have an effect on the profitability of issuers of gold stocks and the market value of their securities. Changes in the political or economic climate for the two largest producers - South Africa and the Commonwealth of Independent States (the former Soviet Union) - may have a direct impact on the price of gold worldwide. The Portfolios' investments in gold bullion will earn no income return. Appreciation in the market price of gold is the sole manner in which a Portfolio would be able to realize gains on such investments. Furthermore, the Portfolios may encounter storage and transaction costs in connection with their ownership of gold bullion that may be higher than those associated with the purchase, holding and disposition of more traditional types of investments. In order to help reduce these risks, no Portfolio will invest more than 10% of its total assets in gold bullion.

   REAL ESTATE SECURITIES (ALL PORTFOLIOS). Although the Portfolios will not invest in real estate directly, they may invest in exchange-traded or over-the-counter equity securities of real estate investment trusts ("REITs") and other real estate industry companies. Therefore, each Portfolio may be subject to certain risks associated with the direct ownership of real estate. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. (See page 6 under "Risk Factors" for a discussion of risks of investing in REITs.)

   REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs invest their assets in both real property and mortgages. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code").

LENDING AND BORROWING

   Each Portfolio is authorized to lend its securities to qualified brokers, dealers, banks, or other financial institutions. Loans of securities will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. government or its agencies equal to at least 100% of the current market value of the loaned securities, determined on a daily basis. Lending securities involves certain risks, the most significant of which is the risk that a borrower may fail to return a portfolio security. Each Portfolio monitors the creditworthiness of borrowers in order to minimize such risks. The Portfolios do not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if it were considered important with respect to the investment. A Portfolio will not lend any security if, as a result of such loan, the aggregate value of securities then on loan would exceed 33-1/3% of the Portfolio's total assets (taken at market value).

   Each Portfolio may only borrow money from banks for temporary or emergency purposes (not for leverage or investment) in an amount not exceeding 33-1/3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Reverse repurchase agreements are deemed to be borrowings for purposes of this limitation. In accordance with the requirements of current California insurance regulations, a Portfolio will restrict borrowings to no more than 10% of total assets, except that the Portfolio may temporarily borrow amounts equal to as much as 25% of total assets if such borrowing is necessary to meet redemptions. If California's insurance regulations are changed at some future time to permit borrowings in excess of 10% but less than 33-1/3% of total assets, a Portfolio may conduct borrowings in accordance with such revised limits.

RISK FACTORS

   EQUITY AND DEBT SECURITIES. There can be no assurance that the Portfolios will achieve their investment objectives. The Portfolios' investments in common stocks and other equity securities may, of course, decline in value.

   The Portfolios' investments in debt securities generally are subject to both credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. Market risk relates to the fact that the market values of the debt securities in which a Portfolio invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of debt securities, whereas a decline in interest rates will tend to increase their values.


   Although INVESCO limits the Portfolios' investments in debt securities to securities it believes are not highly speculative, both kinds of risk are increased by investing in debt securities rated below the top three grades by Standard & Poor's or Moody's or, if unrated, securities determined by INVESCO to be of equivalent quality. Although bonds in the lowest investment grade debt category (those rated BBB by Standard & Poor's or Baa by Moody's) are regarded as having adequate capability to pay principal and interest, they have speculative characteristics. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated bonds. Lower rated bonds by Moody's (categories Ba, B, Caa) are of poorer quality and also have speculative characteristics. Bonds rated Caa may be in default or there may be present elements of danger with respect to principal or interest. Lower rated bonds by Standard & Poor's (categories BB, B, CCC) include those which are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and CCC a high degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. For a specific description of each corporate bond rating category, see Appendix A to the SAI.

   When a Portfolio invests in debt securities, investment income may increase and may constitute a larger portion of the return on the Portfolio's investments, and the Portfolio may not participate in stock market advances or declines to the extent that it would if it were fully invested in equity securities.

   FOREIGN SECURITIES. For U.S. investors, the returns on foreign securities are influenced not only by the returns on the foreign investments themselves, but also by currency risk (i.e., changes in the value of the currencies in which the securities are denominated relative to the U.S. dollar). In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign securities for a U.S. investor are diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign securities generally are enhanced.

   Other risks and considerations of investing in foreign securities include the following: differences in accounting, auditing and financial reporting standards which may result in less publicly available information than is generally available with respect to U.S. issuers; generally higher commission rates on foreign portfolio transactions and longer settlement periods; higher custodial expenses; the smaller trading volumes and generally lower liquidity of foreign stock markets, which may result in greater price volatility; foreign withholding taxes payable on a Portfolio's foreign securities, which may reduce dividend income payable to shareholders; the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; less stringent or different regulations than those applicable to U.S. issuers; political instability which could affect U.S. investment in foreign countries; potential restrictions on the flow of international capital; and the possibility of the Portfolio experiencing difficulties in pursuing legal remedies and collecting judgments. A Portfolio's investments in foreign securities may include investments in developing countries. Many of these securities are speculative and their prices may be more volatile than those of securities issued by companies located in more developed countries.

   ADRs are subject to certain of the same risks as direct investments in foreign securities, including the risk that changes in the value of the currency in which the security underlying an ADR is denominated relative to the U.S. dollar may adversely affect the value of the ADR. The regulatory requirements with respect to ADRs that are issued in sponsored and unsponsored programs are generally similar but the issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, such information may not be reflected in the market value of the ADRs.

   SMALL CAPITALIZATION COMPANIES. The Portfolios may invest in equity securities issued by small-cap companies. For these purposes, the Co-Sub-Advisers consider small-cap companies to be companies with market capitalizations of up to $1 billion. The Portfolios' investments in small capitalization stocks may include companies that have limited operating histories, product lines, and financial and managerial resources. These companies may be subject to intense competition from larger companies, and their stocks may be subject to more abrupt or erratic market movements than the stocks of larger, more established companies. Due to these and other factors, small cap companies may suffer significant losses as well as realize substantial growth.


   FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS. The use of futures, options, forward contracts and swaps exposes the Portfolios to additional investment risks and transaction costs. If the Co-Sub-Advisers seek to protect the Portfolios against potential adverse movements in the securities, foreign currency or interest rate markets using these instruments, and such markets do not move in a direction adverse to the Portfolios, the Portfolios could be left in a less favorable position than if such strategies had not been used. Risks inherent in the use of futures, options, forward contracts and swaps include (1) the risk that interest rates, securities prices and currency markets will not move in the directions anticipated; (2) imperfect correlation between the prices of futures, options and forward contracts and movements in the prices of the securities or currencies hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. Further information on the use of futures, options, forward foreign currency contracts and swaps and swap-related products, and the associated risks, is contained in the SAI.


   REAL ESTATE INVESTMENT TRUSTS. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk. (I.E., as interest rates rise, the value of the REIT may decline).

OTHER INVESTMENT POLICIES AND RESTRICTIONS

   Each Portfolio is subject to certain other investment policies and restrictions which are described in the Statement of Additional Information, some of which are fundamental policies of the Portfolio and as such may not be changed without the approval of a majority of the Portfolio's shareholders and the Policyholders.

PORTFOLIO TURNOVER

   There are no fixed limitations regarding portfolio turnover. Although the Portfolios do not trade for short-term profits, securities may be sold without regard to the time they have been held in a Portfolio when, in the opinion of the Co-Sub-Advisers, investment considerations warrant such action. In addition, portfolio turnover rates may increase as a result of large amounts of purchases or redemptions of Portfolio shares due to economic, market or other factors that are not within the control of the Co-Sub-Advisers. As a result, under certain market conditions, the portfolio turnover rate for a Portfolio may exceed 100%, and may be higher than that of other investment companies seeking growth of capital. Increased portfolio turnover would cause a Portfolio to incur greater brokerage costs than would otherwise be the case.

                             MANAGEMENT OF THE FUND

   Overall responsibility for management and supervision of the Fund rests with the Fund's Board of Directors. There are currently five Directors, three of whom are not "interested persons" of the Fund as that term is defined in the 1940 Act. The Board meets regularly four times each year and at other times as necessary. By virtue of the functions performed by WRL Management as Investment Adviser and Meridian and INVESCO as Co-Sub-Advisers, the Fund requires no employees other than its executive officers, none of whom devotes full time to the affairs of the Fund. These officers are employees of WRL Management and receive no compensation from the Fund. The SAI contains the names of and general background information regarding each Director and executive officer of the Fund.

THE INVESTMENT ADVISER

   WRL Management, located at 201 Highland Avenue, Largo, Florida 33770-2597, serves as the Fund's Investment Adviser. The Investment Adviser is a direct, wholly-owned subsidiary of WRL, a stock life insurance company which is wholly-owned by First AUSA Life Insurance Company, which is wholly-owned by AEGON USA, Inc. ("AEGON"). AEGON is a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON is a wholly-owned indirect subsidiary of AEGON nv, a Netherlands corporation, which is a publicly traded international insurance group. The Investment Adviser has served as the investment adviser to the Fund since January 1, 1997. Prior to this date, WRL served as investment adviser to each Portfolio.


   Subject to the supervision and direction of the Fund's Board of Directors, the Investment Adviser is responsible for managing the Portfolios in accordance with the Portfolios' stated investment objectives and policies. As compensation for its services to the Portfolios, the Investment Adviser receives monthly compensation at the annual rate of 1.10% of the average daily net assets of each of the Portfolios.

   The Investment Adviser is responsible for furnishing continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the Portfolios may own or contemplate acquiring from time to time; to cause its officers to attend meetings and furnish oral or written reports, as the Fund may reasonably require, in order to keep the Board of Directors and appropriate officers of the Fund fully informed as to the conditions of each investment portfolio of the Portfolios, the investment recommendations of the Investment Adviser, and the investment considerations which have given rise to those recommendations; to supervise the purchase and sale of securities of the Portfolios as directed by the appropriate officers of the Fund; and to maintain all books and records required to be maintained by the Investment Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund.

DISTRIBUTION PLAN AND DISTRIBUTION AGREEMENT

   Effective January 1, 1997, the Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan") and pursuant to the Plan, has entered into a Distribution Agreement with InterSecurities, Inc. ("ISI"), whose principal office is located at 201 Highland Avenue, Largo, Florida 33770. ISI is an affiliate of the Investment Adviser, and serves as principal underwriter for the Fund.

   The expenses the Fund may pay pursuant to the Distribution Plan shall include, but not necessarily limited to, the following: cost of printing and mailing Fund prospectuses and statements of additional information, and any supplements thereto to prospective investors; costs relating to development and preparation of Fund adverisements, sales literature and brokers' and other promotional materials describing and/or relating to the Fund; expenses in connection with presentation of seminars and sales meetings describing the Fund; development of consumer-oriented sales materials describing the Fund; and expenses attributable to "distribution-related services" provided to the Fund (e.g., salaries and benefits, office expenses, equipment expenses (i.e., computers, software, office equipment, etc.), training expenses, travel costs, printing costs, supply expenses, programming time and data center expenses, each as they relate to the promotion of the sale of Fund shares).

   Under the Distribution Plan, the Fund, on behalf of the Portfolios, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of a Portfolio's shares, amounts equal to actual expenses associated with distributing such Portfolio's shares, up to a maximum rate of 0.15% on an annualized basis of the average daily net assets. This fee is measured and accrued daily and paid monthly.

   ISI will submit to the Fund's Board for approval annual distribution expenses with respect to each Portfolio. ISI allocates to each Portfolio distribution expenses specifically attributable to the distribution of shares of such Portfolio. Distribution expenses not specifically attributable to the distribution of shares of a particular Portfolio are allocated among the Portfolios, based upon the ratio of net asset value of each Portfolio to the net asset value of all Portfolios, or such other factors as ISI deems fair and are approved by the Fund's Board.

   ISI has determined that it will not seek payment by the Fund of distribution expenses with respect to any Portfolio during the fiscal year ending December 31, 1997. Prior to ISI seeking reimbursement, Policyowners will be notified in advance.

ADMINISTRATIVE AND TRANSFER AGENCY SERVICES

   Effective January 1, 1997, the Fund has entered into an Administrative Services and Transfer Agency Agreement with WRL Investment Services, Inc. ("WRL Services"), an affiliate of WRL Management and WRL, to furnish the Fund with administrative services to assist the Fund in carrying out certain of its functions and operations. Under this Agreement, WRL Services shall furnish to each Portfolio, subject to the overall supervision of the Board, supervisory, administrative, and transfer agency services, including recordkeeping and reporting. WRL Services is reimbursed by the Fund monthly on a cost incurred basis. Prior to January 1, 1997, WRL performed these services in connection with its serving as the Fund's investment adviser.

THE CO-SUB-ADVISERS

   Meridian Investment Management Corporation ("Meridian"), located at 12835 East Arapahoe Road, Tower II, 7th Floor, Englewood Colorado 80112, serves as a Co-Sub-Adviser to the Portfolios. Meridian is a wholly-owned subsidiary of Meridian Management & Research Corporation ("MM&R"). Michael J. Hart and Dr. Craig T. Callahan each own 50% of MM&R. Meridian provides investment management and related services to other mutual fund portfolios and individual, corporate, charitable and retirement accounts. Meridian manages seven mutual fund wrap-fee programs which, as of March 1, 1996, had aggregate assets of approximately $500 million.

   Meridian's Investment Committee determines guidelines for asset, country and industry weightings based on Meridian's proprietary quantitative methods. The Committee is comprised of Dr. Craig T. Callahan, Michael J. Hart, Patrick
S. Boyle and Bryan M. Ritz.


   Dr. Craig T. Callahan is Chairman of the Investment Committee and Chief Investment Officer of Meridian, and directs Meridian's investment research and analysis. Dr. Callahan obtained his D.B.A. from Kent State University. Michael Hart is President of Meridian Investment Management and holds an M.B.A. from the University of Denver. Patrick S. Boyle, a Chartered Financial Analyst, acts as a Portfolio Manager for several of Meridian's private accounts.

Bryan R. Ritz, also a Chartered Financial Analyst, serves as a Portfolio Manager for Meridian's private accounts. Mr. Ritz holds a Bachelor of Science in Business Administration and a M.B.A. from University of Denver. In performing sub-advisory services Meridian may draw upon additional members of its research team. These employees are generally specialists within Meridian's research department. However, the Investment Committee supervises the members of the research department and remains fully responsible for all such services.


   Meridian provides investment advisory assistance and portfolio management advice to the Investment Adviser for the Portfolios. Meridian also provides quantitative investment research and portfolio management advice to the Investment Adviser for the Portfolios. Subject to review and supervision by the Investment Adviser and the Board of Directors of the Fund, Meridian is responsible for making decisions and recommendations as to asset allocation and industry and country selections for the Portfolios. Meridian bears all of its expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with the investment and economic research and investment management of the Portfolios.

   INVESCO Global Asset Management Limited, located at Rosebank, 12 Bermudiana Road, Hamilton, Bermuda HM11, serves as a Co-Sub-Adviser to the Portfolios. INVESCO is an indirect wholly-owned subsidiary of INVESCO PLC, a global firm that managed approximately $84 billion as of December 31, 1995. INVESCO PLC is headquartered in London, with money managers located in Europe, North America and the Far East.

   INVESCO provides investment advisory assistance and portfolio management advice to the Investment Adviser for the Portfolios. Subject to review and supervision by the Investment Adviser and the Board of Directors of the Fund, INVESCO is responsible for actual security selection for the Portfolios (within the constraints of Meridian's asset, industry, and country selections). INVESCO's services are provided by a team of portfolio managers. Individual industry and country specialists are responsible for managing security selection for their assigned shares of the asset, industry and country allocations established by Meridian. In performing these services, INVESCO is authorized to draw upon the resources of certain INVESCO-affiliated companies and their employees, provided that INVESCO supervises and remains fully responsible for all such services. Pursuant to this authority, INVESCO has entered into agreements with INVESCO Asset Management Limited ("IAML"), 11 Devonshire Square, London, EC2M 4YR England, for assistance in managing the Portfolios' investments in foreign securities, and with INVESCO Trust Company ("ITC"), 7800 East Union Avenue, Denver, Colorado 80237, for assistance in managing the Portfolios' investments in U.S. securities. IAML is an indirect wholly-owned subsidiary of INVESCO PLC and a registered investment adviser. IAML provided investment advisory services to five U.S. mutual funds distributed by INVESCO affiliates, as well as a number of offshore funds, as of December 31, 1995. ITC is an indirect wholly-owned subsidiary of INVESCO PLC and a registered investment adviser. ITC provided investment advisory or sub-advisory services to 41 investment portfolios as of December 31, 1995.


   For its services, Meridian receives monthly compensation from the Investment Adviser, as a percentage of each Portfolio's average daily net assets, at an annual rate of 0.30% of the first $100 million of assets and 0.35% of assets in excess of $100 million. For its services, INVESCO receives monthly compensation from the Investment Adviser, as a percentage of each Portfolio's average daily net assets, at an annual rate of 0.40% of the first $100 million of assets and 0.35% of assets in excess of $100 million. Neither IAML nor ITC receives any compensation from the Portfolios; IAML and ITC are compensated for their services by INVESCO. With respect to the Foreign Sector Portfolio, INVESCO pays 60% of the compensation it receives from the Investment Adviser with respect to the Foreign Sector Portfolio to IAML for investment advisory services, and 30% to ITC for administrative assistance. With respect to the US Sector Portfolio, INVESCO pays 90% of the compensation it receives from the Investment Adviser with respect to the US Sector Portfolio to ITC for investment advisory services and administrative assistance. With respect to the Global Sector Portfolio, INVESCO pays 50% of the compensation it receives from the Investment Adviser with respect to the Global Sector Portfolio to IAML for investment advisory services, and 40% to ITC for investment advisory services and administrative assistance. IAML and ITC each pay their own expenses relating to personnel, office space and equipment.


   INVESCO is also responsible for selecting the broker-dealers who execute the portfolio transactions for the Portfolios. INVESCO is authorized to consider sales of the Policies or Annuity Contracts described in the accompanying prospectus by a broker-dealer as a factor in the selection of broker-dealers to execute portfolio transactions. In placing portfolio business with all dealers, INVESCO seeks best execution of each transaction and all brokerage placement must be consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

PERSONAL SECURITIES TRANSACTIONS

   The Fund permits "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics and Insider Trading Policy ("Ethics Policy") that has been adopted by the Board of Directors of the Fund. Access Persons are required to follow the guidelines established by this Ethics Policy in connection with all personal securities transactions and are subject to certain prohibitions on personal trading. The Fund's Sub-Advisers, pursuant to Rule 17j-1 and other applicable laws, and pursuant to the terms of the Ethics Policy, must adopt and enforce their own Code of Ethics and Insider Trading Policies appropriate to their operations. Each Sub-Adviser is required to report to the Board of Directors on a quarterly basis with respect to the administration and enforcement of such Ethics Policy, including any violations thereof whch may potentially affect the Fund.

                        DIVIDENDS AND OTHER DISTRIBUTIONS

   The Portfolios intend to distribute substantially all of their net investment income, if any. Dividends, if any, from investment income normally are declared and paid semi-annually in additional shares of the Portfolios at net asset value. Distributions of net realized capital gains from security transactions and net gains from foreign currency transactions, if any, normally are declared and paid in additional shares of the Portfolios at the end of the fiscal year.

                                      TAXES

   Each Portfolio intends to qualify and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As such, a Portfolio is not subject to Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net gains from certain foreign currency transactions, and net short-term capital gain, if any) and any net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. It is the Portfolios' intention to distribute all such income and gains.

   Portfolio shares are offered only to the Separate Accounts (which are insurance company separate accounts that fund the Policies and the Annuity Contracts). Under the Code, no tax is imposed on an insurance company with respect to income of a qualifying separate account properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the Separate Accounts, as well as the tax treatment of the Policies and Annuity Contracts and the holders thereof, see "Federal Tax Matters" included in the respective prospectuses for the Policies and the Annuity Contracts.

   Each Portfolio intends to comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements are in addition to the diversification requirements imposed on the Portfolios by Subchapter M and the 1940 Act. These requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer, and, because section 817(h) and the regulations thereunder treat each Portfolio's assets as assets of the related separate account, these limitations also apply to each Portfolio's assets that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter, or within 30 days thereafter, no more than 55% of each of the Portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

   Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered securities issued by the same issuer. Failure of the Portfolios to satisfy the section 817(h) requirements would result in taxation of the Separate Accounts, the insurance companies, the Policies, and the Annuity Contracts, and tax consequences to the holders thereof, other than as described in the respective prospectuses for the Policies and the Annuity Contracts.


   The foregoing is only a summary of some of the important Federal income tax considerations generally affecting the Portfolios and their shareholders; see the SAI for a more detailed discussion. Prospective investors are urged to consult their tax advisors.


                        PURCHASE AND REDEMPTION OF SHARES

   Shares of the Portfolios are sold and redeemed at their net asset value next determined after receipt of a purchase order or notice of redemption in proper form. Shares are sold and redeemed without the imposition of any sales commission or redemption charge. However, certain sales and other charges may apply to the Policies and the Annuity Contracts. Such charges are described in the respective prospectuses for the Policies and the Annuity Contracts.

                               VALUATION OF SHARES

   Each Portfolio's net asset value per share is ordinarily determined, once daily, as of the close of the regular session of business on the New York Stock Exchange ("Exchange") (usually 4:00 p.m., Eastern time), on each day the Exchange is open.

   Net asset value of each Portfolio's shares is computed by dividing the value of the net assets of the Portfolio by the total number of Portfolio shares outstanding.

   Except for money market instruments maturing in 60 days or less, securities held by the Portfolios are valued at market value. Securities for which market values are not readily available are valued at fair value as determined in good faith by the Investment Adviser and Co-Sub-Advisers under the supervision of the Fund's Board of Directors. Money market instruments maturing in 60 days or less are valued on the amortized cost basis.

                             THE FUND AND ITS SHARES

   The Fund was incorporated under the laws of the State of Maryland on August 21, 1985, and is registered with the Securities and Exchange Commission as a diversified, open-end, management investment company.

   The Fund offers its shares for purchase by the Separate Accounts of the Life Companies to fund benefits under variable life insurance or variable annuity contracts issued by the Life Companies. Because Fund shares are sold to separate accounts established to receive and invest premiums received under variable life insurance policies and purchase payments received under variable annuity contracts, it is conceivable that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Fund simultaneously. Neither the Life Companies nor the Fund currently foresees any such disadvantages or conflicts, either to variable life insurance policyowners or to variable annuity contractowners. After being notified by one or more of the Life Companies of a potential or existing conflict, the Fund's Board of Directors will determine if a material conflict exists and what action, if any, should be taken in response thereto. Such action could include the sale of Fund shares by one or more of the Separate Accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or
(3) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contractowners. If the Board of Directors were to conclude that separate funds should be established for variable life and variable annuity Separate Accounts, the affected Life Companies will bear the attendant expenses, but variable life insurance policyowners and variable annuity contractowners would no longer have the economies of scale typically resulting from a larger combined fund.

   The Fund offers a separate class of common stock for each Portfolio. All shares of the Portfolios and of each of the other portfolios have equal voting rights, except that only shares of a particular portfolio are entitled to vote on matters concerning only that portfolio. Each issued and outstanding share of the Portfolios is entitled to one vote and to participate equally in dividends and distributions declared by the Portfolios and, upon liquidation or dissolution, to participate equally in the net assets of the Portfolios remaining after satisfaction of outstanding liabilities. The shares of the Portfolios, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights, and will be freely transferable. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Fund voting for the election of directors can elect all of the directors of the Fund if they choose to do so and, in such event, holders of the remaining shares would not be able to elect any directors.

   Only the Separate Accounts of the Life Companies may hold shares of the Fund and are entitled to exercise the rights directly as described above. If and to the extent required by law, the Life Companies will vote the Fund's shares in the Separate Accounts, including Fund shares which are not attributable to Policyholders, at meetings of the Fund in accordance with instructions received from Policyholders having voting interests in the corresponding sub-accounts of the Separate Accounts. Except as required by the 1940 Act, the Fund does not hold regular or special shareholder meetings. If the 1940 Act or any regulation thereunder should be amended or if present interpretation thereof should change, and as a result it is determined that the Life Companies are permitted to vote Fund shares in their own right, they may elect to do so. The rights of Policyholders are described in more detail in the prospectuses or disclosure documents for the Policies and the Annuity Contracts, respectively.

                             PERFORMANCE INFORMATION

   Each Portfolio may, from time to time, include quotations of its total return or yield in connection with the total return for the corresponding Sub-accounts of the Separate Account in advertisements, sales literature or reports to Policyholders or to prospective investors. Total return and yield quotations reflect only the performance of a hypothetical investment in the Portfolios during the particular time period shown as calculated based on the historical performance of the Portfolios during that period. SUCH QUOTATIONS DO NOT IN ANY WAY INDICATE OR PROJECT FUTURE PERFORMANCE. Quotations of total return and yield regarding the Portfolios do not reflect charges and deductions against the Separate Accounts or charges and deductions against the Policies or the Annuity Contracts. Where relevant, the prospectuses for the Policies and the Annuity Contracts contain additional performance information.

   The total return of the Portfolios refers to the average annual percentage change in value of an investment in the Portfolios held for various periods of time, including, but not limited to, one year, five years, ten years and since the Portfolios began operations, as of a stated ending date. When the Portfolios have been in operation for these periods, the total return for such periods will be provided if performance information is quoted. Total return quotations are expressed as average annual compound rates of return for each of the periods quoted, reflect the deduction of a proportionate share of each Portfolio's investment advisory fee and Portfolio expenses and assume that all dividends and capital gains distributions during the period are reinvested in the Portfolio when made.

   The Portfolios may, from time to time, disclose in advertisements, sales literature and reports to Policyholders or to prospective investors, total return for the Portfolios for periods in addition to those required to be presented, or disclose other nonstandardized data such as cumulative total returns, actual year-by-year returns, or any combination thereof.

   A Portfolio may also, from time to time, compare the performance of the Portfolio in advertisements, sales literature and reports to Policyholders or to prospective investors to: (1) the Standard & Poor's Index of 500 Common Stocks, the Dow Jones Industrial Average or other widely recognized indices;
(2) other mutual funds whose performance is reported by Lipper Analytical Services, Inc., ("Lipper"), Variable Annuity Research & Data Service ("VARDS") and Morningstar, Inc. ("Morningstar") or reported by other services, companies, individuals or other industry or financial publications of general interest, such as FORBES, MONEY, THE WALL STREET JOURNAL, BUSINESS WEEK, BARRON'S, KIPLINGER'S PERSONAL FINANCE, and FORTUNE, which rank and/or rate mutual funds by overall performance or other criteria; and (3) the Consumer Price Index. Lipper, VARDS and Morningstar are widely quoted independent research firms which rank mutual funds by overall performance, investment objectives, and assets. Unmanaged indices may assume the reinvestment of dividends but usually do not reflect any "deduction" for the expense of operating or managing a fund. In connection with a ranking, a Portfolio will also provide additional information with respect to the ranking, including the particular category to which it relates, the number of funds in the category, the period and criteria on which the ranking is based, and the effect of fee waivers and/or expense reimbursements.

   A Portfolio yield quotation refers to the income generated by a hypothetical investment in the Portfolio over a specified thirty-day period expressed as a percentage rate of return for that period. The yield is calculated by dividing the net investment income per share for the period by the price per share on the last day of that period.


   (See the SAI for more information about the Portfolios' performance.)


                               GENERAL INFORMATION

REPORTS TO POLICYHOLDERS

   The fiscal year of the Portfolios ends on December 31 of each year. The Fund will send to the Portfolios' Policyholders, at least semi-annually, reports showing each Portfolio's composition and other information. An annual report, containing financial statements audited by the Fund's independent accountants, will be sent to Policyholders each year.

CUSTODIAN AND DIVIDEND DISBURSING AGENT

   Investors Bank & Trust Company, 89 South Street, Boston, Massachusetts 02111, acts as Custodian and Dividend Disbursing Agent of each Portfolio's assets.

ADDITIONAL INFORMATION


   The telephone number or the address of the Fund appearing on the first page of this Prospectus should be used for requests for additional information.

                              WRL SERIES FUND, INC.
                             GLOBAL SECTOR PORTFOLIO
                               US SECTOR PORTFOLIO
                            FOREIGN SECTOR PORTFOLIO
                               OFFICE OF THE FUND:
                              WRL Series Fund, Inc.
                               201 Highland Avenue
                                 Largo, FL 33770
                                 (800) 851-9777
                                 (813) 585-6565


INVESTMENT ADVISER:


   WRL Investment Management, Inc.
   201 Highland Avenue
   Largo, FL 33770


CO-SUB-ADVISERS:

   Meridian Investment Management Corporation
   12835 East Arapahoe Road
   Tower II, 7th Floor
   Englewood, CO 80112

   INVESCO Global Asset Manageme nt Limited
   Rosebank, 12 Bermudiana Road
   Hamilton, Bermuda HM11

CUSTODIAN:

   Investors Bank & Trust Company
   89 South Street
   Boston, MA 02111

INDEPENDENT ACCOUNTANTS:

   Price Waterhouse LLP
   1055 Broadway
   Kansas City, MO 64105


TRANSFER AGENT:

   WRL Investment Services, Inc.
   201 Highland Avenue
   Largo, FL 33770

DISTRIBUTOR:

   InterSecurities, Inc.
   201 Highland Avenue
   Largo, FL 33770

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING OF ANY SECURITIES OTHER THAN THE REGISTERED SECURITIES TO WHICH IT RELATES OR AN OFFER TO ANY PERSON IN ANY STATE OR JURISDICTION OF THE UNITED STATES OR ANY COUNTRY WHERE SUCH OFFER WOULD BE UNLAWFUL.

     WRL00100-01/97


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